                                                                    Exhibit 99.1

                            DOLLAR TREE STORES, INC.
                    Condensed Consolidated Income Statements
                       For the Three Months Ended March 31
                  (Amounts in thousands, except per share data)
                                   (Unaudited)


                                                             First Quarter
                                                         2001            2000
                                                         ----            ----

Net sales                                              $387,319        $327,111

Cost of sales                                           255,858         213,538

Gross profit                                            131,461         113,573
                                                          33.9%           34.7%

Operating expenses                                      101,691          81,661
                                                          26.3%           25.0%

Depreciation/amortization                                11,831           8,693

Operating income                                         17,939          23,219
                                                           4.6%            7.1%

Interest income (expense), net                              387            (500)
Other income (expense) (a)                                 (792)              -

Earnings before income taxes                             17,534          22,719
                                                           4.5%            6.9%

Income tax expense                                        6,751           8,767

Net earnings                                             10,783          13,952

Net earnings available to common shareholders (b)        10,783          12,876
                                                           2.8%            3.9%
Net earnings per common share:
Basic                                                    $ 0.10          $ 0.13
Weighted average number of shares                       112,097          99,032

Diluted                                                  $ 0.10          $ 0.12
Weighted average number of shares                       112,764         108,647



(a) Amount represents the earnings impact of recording non-hedging interest rate swaps to market value in accordance with Statement of Financial Accounting Standards No. 133, which was effective January 1, 2001.

(b) Amount in 2000 includes accretion of the cumulative convertible redeemable preferred stock to redemption value, accrued preferred stock dividends and amortization of the discount on preferred stock. The amount deducted from net earnings available to common shareholders is $1,076 for the quarter ended March 31, 2000.

                            DOLLAR TREE STORES, INC.
                      Condensed Consolidated Balance Sheets
                             (Dollars in thousands)



                                                     March 31,       Dec. 31,     March 31,
                                                       2001           2000         2000
                                                       ----           ----         ----
                                                   (Unaudited)                   (Unaudited)

Cash and cash equivalents                          $  65,984       $ 181,166     $  83,711
Merchandise inventories                              354,911         258,687       276,811
Other current assets                                  35,829          37,661        17,464
                                                     -------         -------       -------
Total current assets                                 456,724         477,514       377,986
                                                     -------         -------       -------

Property and equipment, net                          226,371         211,632       167,167
Goodwill, net                                         39,872          40,376        41,890
Other assets, net                                     18,094          17,337        16,275
                                                     -------         -------       -------
Total assets                                       $ 741,061       $ 746,859     $ 603,318
                                                     =======         =======       =======


Accounts payable                                   $  81,936       $  75,404     $  71,022
Income taxes payable                                  12,426          23,448        10,502
Other current liabilities                             35,484          50,453        27,878
Current portion of long-term debt                     25,000          25,000        26,595
                                                     -------         -------       -------
Total current liabilities                            154,846         174,305       135,997
                                                     -------         -------       -------

Long-term debt, excluding current portion             18,000          18,000        54,930
Other liabilities                                     36,945          35,896        40,514
                                                     -------         -------       -------
Total liabilities                                    209,791         228,201       231,441
                                                     -------         -------       -------

Cumulative convertible redeemable preferred stock          -               -        36,247

Shareholders' equity                                 531,270         518,658       335,630
                                                     -------         -------       -------

Total liabilities and
 shareholders' equity                              $ 741,061       $ 746,859     $ 603,318
                                                     =======         =======       =======


STORE DATA:
Number of stores open at
  end of period                                        1,781           1,729         1,565
Total gross square footage
  (in thousands)                                      10,510           9,832         8,097


                            DOLLAR TREE STORES, INC.
                 Condensed Consolidated Statements of Cash Flows
                             (Amounts in thousands)



                                                                     Three-months ended   Year ended    Three-months ended
                                                                         March 31,        December 31,       March 31,
                                                                           2001              2000              2000
                                                                           ----              ----              ----
                                                                        (Unaudited)                         (Unaudited)

Cash flows from operating activities:
     Net income                                                           $ 10,783        $ 121,622          $ 13,952
                                                                           -------          -------           -------
     Adjustments to reconcile net income to net cash provided by
        (used in) operating activities:
        Depreciation and amortization                                       11,831           41,971             8,693
        Other non-cash adjustments                                           1,563           14,813             3,022
        Changes in working capital                                        (113,254)         (71,141)         (112,664)
                                                                           -------          -------           -------
           Total adjustments                                               (99,860)         (14,357)         (100,949)
                                                                           -------          -------           -------
              Net cash provided by (used in) operating activities          (89,077)         107,265           (86,997)
                                                                           -------          -------           -------

Cash flows from investing activities:
     Capital expenditures                                                  (26,325)         (95,038)          (18,069)
     Proceeds from sale of property and equipment                               13              271                65
                                                                           -------          -------           -------
              Net cash used in investing activities                        (26,312)         (94,767)          (18,004)
                                                                           -------          -------           -------

Cash flows from financing activities:
     Net change in revolving credit facilities                                   -           (6,500)            6,000
     Repayment of long-term debt and facility fees                            (239)         (27,708)           (1,683)
     Principal payments under capital lease obligations                       (865)          (3,274)             (778)
     Proceeds from stock issued pursuant to stock-based
        compensation plans                                                   1,311           24,563             3,586
                                                                           -------          -------           -------
              Net cash provided by (used in) financing activities              207          (12,919)            7,125
                                                                           -------          -------           -------
Net decrease in cash and cash equivalents                                 (115,182)            (421)          (97,876)
Cash and cash equivalents at beginning of period                           181,166          181,587           181,587
                                                                           -------          -------           -------
Cash and cash equivalents at end of period                                $ 65,984        $ 181,166          $ 83,711
                                                                           =======          =======           =======